  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
________________

Date of report (Date of earliest event reported): May 4, 2020
ELI LILLY AND COMPANY
(Exact Name of Registrant as Specified in Charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lilly Corporate Center
Indianapolis, Indiana 46285
(Address of Principal Executive Offices, and Zip Code)

(317) 276-2000
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	LLY	New York Stock Exchange
1.000% Notes due 2022	LLY22	New York Stock Exchange
7 1/8% Notes due 2025	LLY25	New York Stock Exchange
1.625% Notes due 2026	LLY26	New York Stock Exchange
2.125% Notes due 2030	LLY30	New York Stock Exchange
0.625% Notes due 2031	LLY31	New York Stock Exchange
6.77% Notes due 2036	LLY36	New York Stock Exchange
1.700% Notes due 2049	LLY49A	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders

We held our annual meeting of shareholders on May 4, 2020. Voting results for each matter submitted to a vote at the 2020 annual meeting are provided below.

a)	The five nominees for director were elected to serve three-year terms ending at our annual meeting of shareholders in 2023, as follows:

Nominee	For	Against	Abstain	Broker Nonvote
Michael L. Eskew	617,446,430	157,986,953	6,848,248	83,997,305
William G. Kaelin, Jr., M.D.	777,855,579	3,365,169	1,060,883	83,997,305
David A. Ricks	750,096,923	28,729,484	3,455,224	83,997,305
Marschall S. Runge	777,672,454	3,511,549	1,097,628	83,997,305
Karen Walker	778,027,659	3,287,919	966,053	83,997,305

b)	By the following vote, the shareholders approved an advisory vote on compensation paid to our named executive officers:

For:	755,616,425
Against:	24,214,028
Abstain:	2,451,178
Broker Nonvote:	83,997,305

c)	The appointment of Ernst & Young as our principal independent auditor for the fiscal year ended December 31, 2020 was ratified by the following shareholder vote:

For:	834,009,593
Against:	31,453,606
Abstain:	815,737

d)	The proposal to amend the Articles of Incorporation to eliminate the classified board structure did not receive the required vote of 80% of outstanding shares. The shareholders voted as follows:

For:	660,018,302
Against:	120,829,680
Abstain:	1,433,649
Broker Nonvote:	83,997,305

e)	The proposal to amend the Articles of Incorporation to eliminate supermajority voting provisions did not receive the required vote of 80% of outstanding shares. The shareholders voted as follows:

For:	659,920,224
Against:	120,983,970
Abstain:	1,377,437
Broker Nonvote:	83,997,305

f)	By the following vote, a shareholder proposal requesting a report regarding direct and indirect lobbying activities and expenditures was not approved:

For:	231,433,414
Against:	547,788,772
Abstain:	3,059,445
Broker Nonvote:	83,997,305

g)	By the following vote, a shareholder proposal requesting a report on the effectiveness of the forced swim test was not approved:

For:	26,506,363
Against:	746,454,137
Abstain:	9,321,131
Broker Nonvote:	83,997,305

h)	By the following vote, a shareholder proposal requesting to amend the bylaws to require an independent board chair was not approved:

For:	264,884,806
Against:	515,409,053
Abstain:	1,987,772
Broker Nonvote:	83,997,305

i)	By the following vote, a shareholder proposal requesting disclosures of specific minimum qualifications and board nominee skills, experience, and ideological perspective was not approved:

For:	8,063,981
Against:	771,219,809
Abstain:	2,997,841
Broker Nonvote:	83,997,305

j)
By the following vote, a shareholder proposal requesting to publish feasibility report on incorporating public concern over drug prices into senior executive compensation arrangements was not approved:

For:	184,652,906
Against:	570,094,648
Abstain:	27,534,077
Broker Nonvote:	83,997,305

k)	By the following vote, a shareholder proposal requesting the implementation of a bonus deferral policy was not approved:

For:	242,987,647
Against:	536,897,512
Abstain:	2,396,472
Broker Nonvote:	83,997,305

l)	By the following vote, a shareholder proposal requesting board adopt a policy disclosing clawbacks on executive incentive compensation due to misconduct was not approved:

For:	273,782,771
Against:	506,300,278
Abstain:	2,198,582
Broker Nonvote:	83,997,305

As of the record date of the meeting, 957,038,447 shares of common stock were issued and outstanding.

EXHIBIT INDEX

Exhibit Number	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY
(Registrant)

By:     /s/ Crystal T. Williams
Name:  Crystal T. Williams
Title:     Assistant Secretary
Dated: May 5, 2020